Line of Credit Agreement with Ionis	12 Months Ended
Dec. 31, 2017
Line of Credit Agreement with Ionis [Abstract]
Line of Credit Agreement with Ionis
5.	Line of Credit Agreement with Ionis

In January 2017, we entered into a line of credit agreement with Ionis for up to $150.0 million. We had $106.0 million outstanding as of June 30, 2017. We used a portion of the $106.0 million to pay our intercompany expenses. The amounts we borrowed under the line of credit bore interest at an annual interest rate of 4%, compounded monthly. The outstanding principal and accrued interest under our line of credit converted into 13,438,339 shares of our common stock in connection with the closing of our IPO. We no longer have access to this line of credit following the closing of our IPO. Our IPO is discussed in Note 9, Initial Public Offering. For the year ended December 31, 2017, interest expense was $1.7 million. For the years ended December 31, 2016 and 2015, we incurred no interest expense.